Exhibit 10.17



                          REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT made on this 23rd day of December 1996 (the "Agreement") by and among VIMRx PHARMACEUTICALS INC., a Delaware corporation (the "Company"), the ARIES FUND, a Cayman Island Trust and THE ARIES DOMESTIC FUND, L.P., a Delaware limited partnership (The Aries Fund and The Aries Domestic Fund, L.P., together "The Aries Funds").

     WHEREAS, pursuant to an Exchange Agreement dated November 21, 1996 by and among the Company and the Aries Funds, as amended (the "Exchange Agreement"), the Aries Funds have acquired from the Company shares of the Company's common stock (the "Shares") which have not been registered under the Securities Act of 1933 (the "Act"); and

     WHEREAS, the Company has agreed to register the Shares under the Act;

     NOW, THEREFORE, The Aries Funds and the Company hereby agree as follows:

     Section 1. Registration and Indemnification

     1.1. Registration. The Company shall file, as promptly as possible, but no later than 45 days from the date hereof, a registration statement on Form S-3, or if such form is not available, such other applicable form, with the Securities and Exchange Commission ("SEC") providing for the sale of the Shares by The Aries Funds and any successors and assigns as provided herein ("Holders"); and shall use its best efforts to cause the registration statement to be declared effective as soon as practicable, and to keep the registration statement effective until the earlier of the time the distribution contemplated thereby is complete or the time the Shares are eligible for sale to the public, pursuant to Rule 144 under the Act. In addition, the Company shall use its reasonable best efforts to effect such registrations, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications or exemptions under applicable blue sky or other state securities laws and appropriate compliance with applicable securities laws, requirements or regulations) as may be reasonably requested, and as would permit or facilitate the sale and distribution of all the Shares.

     1.2. Expenses. The Company shall pay all expenses in connection with the registration rights granted in Section 1.1 including, without limitation, the fees and expenses of the Company's counsel and accountants, the costs and expenses incident to the preparation, printing, filing and processing to effectiveness of the registration statement, the costs of furnishing The Aries Funds with a reasonable number of copies of the Final Prospectus, and the fees and disbursements incurred in qualifying the Shares under applicable blue sky or securities laws, but shall not include any underwriting discounts or commissions, stock transfer taxes and fees and expenses of counsel for any Holders.

     1.3. Agreements of the Holders. (a) Each Holder shall furnish in writing to the Company all appropriate information reasonably requested by the Company concerning it, in connection with preparation and processing of the requisite registration statement (or post-effective amendments thereto), including a shareholder's questionnaire as to securities held and other matters, and shall otherwise reasonably cooperate with the Company in connection therewith.

     (b) Each Holder agrees to deliver a final prospectus to the purchaser(s) of any Shares sold pursuant to the registration statement to be filed pursuant to
Section 1.1 hereof.

     1.4. Indemnification. (a) With respect to any registration statement which includes Shares, the Company shall indemnify and hold harmless each Holder and its officers, directors, employees, legal counsel, agents, investment managers and general partners and each person, if any, who controls such Holder within the meaning of the Securities Act of 1933, from and against any and all losses, claims, damages and liabilities, joint or several, to which any such person may become subject under the Securities Act of 1933, or otherwise, caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement or post-effective amendment or any prospectus included therein, or caused by, arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and to reimburse any such persons for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or action, except insofar as such losses, claims, damages, or liabilities arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission, based upon information furnished in writing to the Company by the Aries Funds or any such Holder, expressly for use in such registration statement or post-effective amendment.

     (b) Each Holder shall indemnify the Company, its directors, officers, employees, legal counsel, agents, and each person, if any, who controls the Company within the meaning of the Securities Act of 1933 from and against any and all losses, claims, damages and liabilities, joint and several, to which the Company or any such person may become subject under the Securities Act of 1933, or otherwise, caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement or post-effective amendment or any prospectus included therein, or caused by, arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and to reimburse the Company and each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or action, but only to the extent that such untrue statement or alleged untrue statement, omission or alleged omission is caused by, arises out of or is based upon information furnished in writing to the Company by such Holder expressly for use in such registration statement or post-effective amendment. The foregoing notwithstanding, no Holder shall be liable hereunder in an amount in excess of the gross proceeds received by it as a result of sale of the Shares pursuant to the Registration Statement.

     (c) If the indemnification provided for in this Section 1.4 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     1.5. Information and Cooperation. In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company will, upon reasonable request, inform each Holder as to the status of such registration, qualification, exemption and compliance. At its expense the Company:

     (a) will advise the Holders:

     (i) when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

     (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

     (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

     (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and

     (v) of the happening of any event that requires the making of any changes in the Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading, and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;

     (b) will make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

     (c) will furnish to each Holder, without charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference) in the form filed with the Commission;

     (d) during the Registration Period, will deliver to each Holder, without charge, as many copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto. In addition, upon the reasonable request of the Holder and subject in all cases to confidentiality protections reasonably acceptable to the Company, the Company will meet with a Holder or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Registrable Securities, and will otherwise cooperate with any Holder conducting an investigation for the purpose of reducing or eliminating such Holder's exposure to liability under the Act, including the reasonable production of information at the Company's headquarters;

     (e) during the registration period, will deliver to each Holder, without charge, (i) as soon as practicable (but in the case of the annual report of the Company to its stockholders, within 120 days after the end of each fiscal year of the Company) one copy of: (A) its annual report to its stockholders, if any

(which annual report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by a firm of certified public accountants of recognized standing); (B) if not included in substance in its annual report to stockholders, its annual report on Form 10-K (or similar form); (C) each of its quarterly reports to its stockholders, and, if not included in substance in its quarterly reports to stockholders, its quarterly report on Form 10-Q (or similar form); and (D) a copy of the full Registration Statement (the foregoing, in each case, excluding exhibits); and (ii) upon reasonable request, all exhibits excluded by the parenthetical to the immediately preceding clause (D), and all other information that is generally available to the public;

     (f) prior to any public offering of Shares pursuant to any Registration Statement, will register or qualify or obtain an exemption for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified, or to consent to general service of process in any such jurisdiction, and will do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Shares covered by such Registration Statement;

     (g) will cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Shares sold pursuant to any Registration Statement, free of any restrictive legends to the extent not required at such time and in such denominations and registered in such names as Holders may request.

     (h) upon the occurrence of any event contemplated by Section 1.5(b)(v) above, shall promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Shares included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

     (i) will use its best efforts to comply with all applicable rules and regulations of the Commission, and will make generally available to the Holders not later than 45 days (or 90 days if the fiscal quarter is the fourth fiscal quarter) after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement satisfying the provisions of Section 11(a) of the Act.

     1.6. Rule 144. With a view to making available to the Holders the benefits of certain rules and regulations of the Commission which at any time permit the sale of the Shares to the public without registration, the Company agrees to use it reasonable best efforts to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Act, at all times;

     (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and

     (c) so long as a Holder owns any unregistered Shares, furnish to such Holder upon any reasonable request a written statement by the Company as to its compliance with Rule 144 under the Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.


     Section 2. Notices. Any notice pursuant to this Agreement by the Company or by The Aries Funds shall be in writing and shall be deemed to have been duly given if delivered or mailed by certified mail five days after mailing, return receipt requested:

                  If to The Aries Funds:

                           The Aries Trust or the Aries Domestic Fund, L.P. c/o Paramount Capital Asset Management, Inc.
                           787 Seventh Avenue
                           New York, New York  10019
                           Fax No.: (212) 554-4490
                           Attn:  David Walner

                  If to the Company:

                           VIMRx Pharmaceuticals Inc.
                           2751 Centerville Road
                           Wilmington, Delaware  19808
                           Fax No.: (302) 998-3794
                           Attn:  Mr. Richard L. Dunning

                  with a copy to:

                           Lowell S. Lifschultz, Esq.
                           Epstein Becker & Green, P.C.
                           250 Park Avenue - 12th Floor
                           New York, New York  10177

     Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance herewith to the other party.

     Section 3. Successors. All of the covenants and provisions of this Agreement by or for the benefit of the Company or The Aries Funds shall bind and inure to the benefit of their respective successors and assigns hereunder. No such assignee may claim rights under Section 1 hereof without at the time of such claim agreeing to be bound by the provisions thereof.

     Section 4. Applicable Law. This Agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said state.

     Section 5. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and The Aries Funds and their respective successors and assigns any legal or equitable right, remedy or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the Company and The Aries Funds and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, all as of the day and year set forth below.

                                       VIMRx PHARMACEUTICALS, INC.



                                       By: /s/ Francis M. O'Connell
                                           Francis M. O'Connell
                                           Chief Financial Officer


                                       THE ARIES FUND, A CAYMAN ISLAND TRUST

                                       By:  its Investment Manager,
                                            PARAMOUNT CAPITAL ASSET
                                            MANAGEMENT, INC.



                                       By: /s/ Lindsay A. Rosenwald, M.D.
                                           Lindsay A. Rosenwald, M.D.,
                                           President

                                       THE ARIES DOMESTIC FUND, L.P.

                                       By:  its General Partner,
                                            PARAMOUNT CAPITAL ASSET
                                            MANAGEMENT, INC.



                                        By: /s/ Lindsay A. Rosenwald, M.D.
                                            Lindsay A. Rosenwald, M.D.,
                                            President